STATUTORY RESERVES	12 Months Ended
Dec. 31, 2011
STATUTORY RESERVES
23.	STATUTORY RESERVES

PRC legal restrictions permit payments of dividends by the Company's PRC subsidiaries only out of their retained earnings, if any, determined in accordance with PRC accounting standards and regulations. Prior to payment of dividends, pursuant to the laws applicable to the PRC's Foreign Investment Enterprises, the Company's subsidiaries, VIE and VIE's subsidiaries in the PRC must make appropriations from after-tax profit to non-distributable reserve funds as determined by the Board of Directors of each company. These reserves include (i) general reserve, (ii) enterprise expansion reserve, (iii) a staff bonus and welfare reserve, and (iv) development fund. The PRC subsidiaries, VIE and VIE's subsidiaries elected not to make any appropriations to the enterprise expansion reserve and staff bonus and welfare reserve in any of the years presented.

Subject to certain cumulative limits, the general reserve requires annual appropriations of 10% of after-tax profits (as determined under generally accepted accounting principles in the PRC ("PRC GAAP") at each year-end); enterprise expansion reserve and staff bonus and welfare reserve appropriations are at the Company's discretion. These reserves may be applied against prior year losses, if any, and may be used for business expansion and increase in registered capital of the subsidiaries.

Subject to the PRC laws and regulations requirement, private school required to make annual appropriations of 25% of after-tax income to development fund prior to payments of dividend.

For the years ended December 31, 2009, 2010 and 2011, the Company's PRC subsidiaries, VIE and VIE's subsidiaries made appropriations to the general reserves and development fund of RMB4,064, RMB15,931 and RMB7,043 respectively.